Earnings per share and shares in issue	6 Months Ended
Jun. 30, 2020
Earnings per share [abstract]
Earnings per share and shares in issue
Earnings per share and shares in issue
Basic earnings per ordinary share (EpS) amounts are calculated by dividing the profit (loss) for the period attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the period. No share buybacks were carried out during the quarter. This brings the total number of ordinary shares repurchased for cancellation in the year to 120 million for a total cost of $776 million, including transaction costs of $4 million, as part of the share buyback programme announced on 31 October 2017. The number of shares in issue is reduced when shares are repurchased.
The calculation of EpS is performed separately for each discrete quarterly period, and for the year-to-date period. As a result, the sum of the discrete quarterly EpS amounts in any particular year-to-date period may not be equal to the EpS amount for the year-to-date period.
For the diluted EpS calculation the weighted average number of shares outstanding during the period is adjusted for the number of shares that are potentially issuable in connection with employee share-based payment plans using the treasury stock method.

	Second	Second	First	First
	quarter	quarter	half	half
$ million	2020	2019	2020	2019
Results for the period
Profit (loss) for the period attributable to BP shareholders	(16,848)	1,822	(21,213)	4,756
Less: preference dividend	1	1	1	1
Profit (loss) attributable to BP ordinary shareholders	(16,849)	1,821	(21,214)	4,755

Number of shares (thousand)(a)(b)
Basic weighted average number of shares outstanding	20,222,575	20,336,347	20,200,694	20,256,254
ADS equivalent	3,370,429	3,389,391	3,366,782	3,376,042

Weighted average number of shares outstanding used to calculate diluted earnings per share	20,222,575	20,421,184	20,200,694	20,368,125
ADS equivalent	3,370,429	3,403,530	3,366,782	3,394,687

Shares in issue at period-end	20,249,046	20,373,332	20,249,046	20,373,332
ADS equivalent	3,374,841	3,395,555	3,374,841	3,395,555

(a)	Excludes treasury shares and includes certain shares that will be issued in the future under employee share-based payment plans.

(b)
If the inclusion of potentially issuable shares would decrease loss per share, the potentially issuable shares are excluded from the weighted average number of shares outstanding used to calculate diluted earnings per share. The numbers of potentially issuable shares that have been excluded from the calculation for the second quarter 2020 and first half 2020 are 63,119 thousand (ADS equivalent 10,520 thousand) and 85,469 thousand (ADS equivalent 14,245 thousand) respectively.

Issued ordinary share capital as at 30 June 2020 comprised 20,262,823,584 ordinary shares (31 December 2019 20,372,762,750 ordinary shares). This includes shares held in trust to settle future employee share plan obligations and excludes 1,152,958,766 ordinary shares which have been bought back and are held in treasury by BP (31 December 2019 1,163,077,064 ordinary shares).